Exhibit 4.1
[Translation]
(1) Front Side [Specimen]

MITSUI SUMITOMO INSURANCE GROUP HOLDINGS, INC.
SHARE CERTIFICATE
100 Shares
89F No.________________

Name of the Company: Mitsui Sumitomo Insurance Group Holdings, Inc.	This certificate is to certify that the registrant is a holder of such number of shares as stated above.

Date of Incorporation of the Company:
April 1, 2008

Mitsui Sumitomo Insurance Group Holdings, Inc.
Toshiaki Egashira
Presient and Director /seal
(2) Reverse side   [Specimen]

(Payment of
			Year, month,		stamp duty by
			date of		way of report
			issuance of		approved by
			share		Kojimachi Tax
			certificate		Office)

Year, month			Year, month
and date of	Name of		and date of	Name of
Registration	Shareholder	Registered Seal	Registration	Shareholder	Registered Seal

(Please do not soil this margin as it is to be handled with machines.)

Mitsui Sumitomo Insurance Group Holdings, Inc.	100
89F No.________________
      A0T591000000000000000

[Translation]
(1) Front Side [Specimen]

MITSUI SUMITOMO INSURANCE GROUP HOLDINGS, INC.
SHARE CERTIFICATE
1,000 Shares
89F No.________________

Name of the Company: Mitsui Sumitomo Insurance Group Holdings, Inc.	This certificate is to certify that the registrant is a holder of such number of shares as stated above.

Date of Incorporation of the Company:
April 1, 2008

Mitsui Sumitomo Insurance Group Holdings, Inc.
Toshiaki Egashira
Presient and Director /seal
(2) Reverse side   [Specimen]

(Payment of
			Year, month,		stamp duty by
			date of		way of report
			issuance of		approved by
			share		Kojimachi Tax
			certificate		Office)

Year, month			Year, month
and date of	Name of		and date of	Name of
Registration	Shareholder	Registered Seal	Registration	Shareholder	Registered Seal

(Please do not soil this margin as it is to be handled with machines.)

Mitsui Sumitomo Insurance Group Holdings, Inc.	1,000
89F No.________________
      A0T599100000000000000

[Translation]
(1) Front Side [Specimen]

MITSUI SUMITOMO INSURANCE GROUP HOLDINGS, INC.
SHARE CERTIFICATE
10,000 Shares
89F No.________________

Name of the Company: Mitsui Sumitomo Insurance Group Holdings, Inc.	This certificate is to certify that the registrant is a holder of such number of shares as stated above.

Date of Incorporation of the Company:
April 1, 2008

Mitsui Sumitomo Insurance Group Holdings, Inc.
Toshiaki Egashira
Presient and Director /seal
(2) Reverse side   [Specimen]

(Payment of
			Year, month,		stamp duty by
			date of		way of report
			issuance of		approved by
			share		Kojimachi Tax
			certificate		Office)

Year, month			Year, month
and date of	Name of		and date of	Name of
Registration	Shareholder	Registered Seal	Registration	Shareholder	Registered Seal

(Please do not soil this margin as it is to be handled with machines.)

Mitsui Sumitomo Insurance Group Holdings, Inc.	10,000
89F No.________________
      A0T593000000000000000

[Translation]
(1) Front Side [Specimen]

MITSUI SUMITOMO INSURANCE GROUP HOLDINGS, INC.
SHARE CERTIFICATE
100,000 Shares
89F No.________________

Name of the Company: Mitsui Sumitomo Insurance Group Holdings, Inc.	This certificate is to certify that the registrant is a holder of such number of shares as stated above.

Date of Incorporation of the Company:
April 1, 2008

Mitsui Sumitomo Insurance Group Holdings, Inc.
Toshiaki Egashira
Presient and Director /seal
(2) Reverse side   [Specimen]

(Payment of
			Year, month,		stamp duty by
			date of		way of report
			issuance of		approved by
			share		Kojimachi Tax
			certificate		Office)

Year, month			Year, month
and date of	Name of		and date of	Name of
Registration	Shareholder	Registered Seal	Registration	Shareholder	Registered Seal

(Please do not soil this margin as it is to be handled with machines.)

Mitsui Sumitomo Insurance Group Holdings, Inc.	100,000
89F No.________________
      A0T599500000000000000